                                POWER OF ATTORNEY


         I, Gene J. Defeudif, member of the Administrative Committee (the "Administrative Committee") of the Boston Federal Savings Bank Employee Stock Ownership Plan (the "ESOP"), hereby authorize and designate each of John A. Simas, David P. Conley and any partner of the law firm of Muldoon Murphy & Faucette LLP as my agent and attorney-in-fact, with full power of substitution, to:

         (1) prepare and sign on behalf of the Administrative Committee and the ESOP any Schedule 13G of the Securities Exchange Act of 1934 relating to the ownership of common stock of BostonFed Bancorp, Inc. (the "Corporation") and file the same with the Securities and Exchange Commission and each stock exchange on which the Corporation's stock is listed; and


          (2) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

         The undersigned hereby grants to each such attorney-in-fact power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in- fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Administrative Committee assuming, any of the ESOP's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934.

         This Power of Attorney shall remain in effect until the ESOP is no longer required to file Schedules 13G with respect to its holdings of and transactions in securities issued by the Corporation, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.





Dated: February 7, 2002
                                   /s/ Gene J. Defeudif
                                   -------------------------------------------
                                   Gene J. Defeudif
                                   Member of the Administrative Committee
                                   Boston Federal Savings Bank Employee Stock
                                   Ownership Plan

                               POWER OF ATTORNEY


         I, Richard J. Fahey, member of the Administrative Committee (the "Administrative Committee") of the Boston Federal Savings Bank Employee Stock Ownership Plan (the "ESOP"), hereby authorize and designate each of John A. Simas, David P. Conley and any partner of the law firm of Muldoon Murphy & Faucette LLP as my agent and attorney-in-fact, with full power of substitution, to:

         (1) prepare and sign on behalf of the Administrative Committee and the ESOP any Schedule 13G of the Securities Exchange Act of 1934 relating to the ownership of common stock of BostonFed Bancorp, Inc. (the "Corporation") and file the same with the Securities and Exchange Commission and each stock exchange on which the Corporation's stock is listed; and


         (2) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

         The undersigned hereby grants to each such attorney-in-fact power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in- fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Administrative Committee assuming, any of the ESOP's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934.

         This Power of Attorney shall remain in effect until the ESOP is no longer required to file Schedules 13G with respect to its holdings of and transactions in securities issued by the Corporation, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.





Dated: February 7, 2002
                                  /s/ Richard J. Fahey
                                  -------------------------------------------
                                  Richard J. Fahey
                                  Member of the Administrative Committee
                                  Boston Federal Savings Bank Employee Stock
                                  Ownership Plan

                                POWER OF ATTORNEY


         I, Joanna T. Lau, member of the Administrative Committee (the "Administrative Committee") of the Boston Federal Savings Bank Employee Stock Ownership Plan (the "ESOP"), hereby authorize and designate each of John A. Simas, David P. Conley and any partner of the law firm of Muldoon Murphy & Faucette LLP as my agent and attorney-in-fact, with full power of substitution, to:


         (1) prepare and sign on behalf of the Administrative Committee and the ESOP any Schedule 13G of the Securities Exchange Act of 1934 relating to the ownership of common stock of BostonFed Bancorp, Inc. (the "Corporation") and file the same with the Securities and Exchange Commission and each stock exchange on which the Corporation's stock is listed; and


         (2) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

         The undersigned hereby grants to each such attorney-in-fact power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in- fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Administrative Committee assuming, any of the ESOP's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934.

         This Power of Attorney shall remain in effect until the ESOP is no longer required to file Schedules 13G with respect to its holdings of and transactions in securities issued by the Corporation, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.





Dated: February 7, 2002
                                  /s/ Joanna T. Lau
                                  ------------------------------------------
                                  Joanna T. Lau
                                  Member of the Administrative Committee
                                  Boston Federal Savings Bank Employee Stock
                                  Ownership Plan